Exhibit 99.1 Investor Presentation December 2025

Spire at-a-glance

Gas Utilities

- Regulated natural gas LDCs serving 1.7M homes and businesses in AL, MO and MS
- Operates ~63k miles of pipeline
- Represents >99% of 10-year capex

Gas Marketing

- Provides natural gas marketing services throughout North America
- Creates value by optimizing commodity, transportation and storage portfolio

Midstream

- Consists of STL Pipeline, MoGas Pipeline and storage facilities in WY and OK
- Centered on highly-contracted assets with a utility gas supply focus


Spire Marketing
Spire Storage
Kansas City
St. Louis
MISSOURI
Gas utility territories
Spire STL Pipeline
Spire MoGas Pipeline
MISSISSIPPI
Birmingham
ALABAMA
Hattiesburg
Mobile

2 Spire | Investor Presentation – December 2025

Strategy driving growth, value and sustainability

At Spire, we're focused on growing our businesses organically, investing in infrastructure and driving continuous improvement to deliver value.

	90%+ regulated business mix
$11.2B	Robust 10-year capex plan[1]
	5-7% long-term EPS growth[2]
23	Growing dividend for 23 consecutive years
	Focus on sustainability

[1] *Includes Tennessee capex beginning in 2H FY26. Excludes storage capex after FY26.*
[2] *Using FY27 guidance midpoint of $5.75 as a base.*

3 Spire | Investor Presentation – December 2025

Acquisition of Piedmont Natural Gas Tennessee business

- In July 2025, announced highly strategic acquisition of Piedmont Tennessee business
- Increases scale and expands regulated utility footprint in a high-quality jurisdiction
- Shift in business mix provides diversification and lowers risk
- Proven track record of gas utility integration
- Combined investment opportunities $4.8B over five years[1]
- Supportive of long-term adjusted EPS growth and growing dividends


Kansas City
St. Louis
MISSOURI
Nashville
TENNESSEE
Gas utility territories
Spire STL Pipeline
Spire MoGas Pipeline
MISSISSIPPI
Birmingham
ALABAMA
Hattiesburg
Mobile
Robertson
Sumner
Trousdale
Cheatham
Nashville
Dickson
Davidson
Wilson
Williamson
Rutherford
TENNESSEE
Nashville
Piedmont Natural Gas TN business territories
Natural gas basin
Receipt / delivery points
Interstate gas pipelines

[1] *For the five-year period of FY26-FY30.*

4 Spire | Investor Presentation – December 2025

Transaction terms – Acquisition of Piedmont Natural Gas Tennessee business

Transaction and purchase price	• Acquiring 100% of the Piedmont Natural Gas Tennessee business from Duke Energy • $2.48 billion enterprise value on a cash-free, debt-free basis, subject to customary closing adjustments – Purchase price represents 1.5× 2026E rate base

Financing plan	• Pursuing permanent financing plan consistent with Spire's current credit ratings
	• Financing includes balanced mix of debt, equity and hybrid securities
	  – $900M Junior Subordinated Notes (JSN) issued Nov. 24, 2025, comprised of:
	    ▪ $450M 6.25% Series A JSN due 2056; resets June 1, 2031, to 5yr treasury rate + 2.556%
	    ▪ $450M 6.45% Series B JSN due 2056; resets June 1, 2036, to 5yr treasury rate + 2.327%
	  – $825M Spire Tennessee Senior Notes priced Dec. 4, 2025[1]
	  – Minimal common equity to be issued
	• Evaluation process ongoing for sale of gas storage facilities as a source of funds

Required approvals	• Hart-Scott-Rodino review completed • Tennessee Public Utility Commission approval pending[2]
Timing	• Acquisition on track to close in Q1 of calendar 2026

[1] Includes $130M 4.59% Senior Notes due 2029, $160M 4.77% Senior Notes due 2031, $105M 5.01% Senior Notes due 2033, $250M 5.29% Senior Notes due 2036 and $180M 5.44% Senior Notes due 2038. Coupons dependent on a funding date on or before Mar. 31, 2026. [2] Docket No. 25-00074.

5 Spire | Investor Presentation – December 2025

Acquisition significantly enhances Spire’s scale Spire Spire Spire Spire Gulf Tennessee Alabama Missouri Mississippi Pro forma $8.2B 1 Rate base $1.7B $4.6B $0.3B <$0.1B $1.6B (+24%) States AL MO AL MS TN 4 total states 1,950,000 Customers 430,000 1,213,000 84,000 18,000 205,000 (+12%) Miles of distribution and 69,800 24,400 32,700 4,400 1,200 7,100 transmission mains (+11%) and service pipe • Increases five-year capex plan from $3.9B to $4.8B (>22%) FY26-FY30E 1 Reflects fiscal 2026 year-end estimates. Amounts shown for Spire Alabama and Spire Gulf reflect total regulatory capitalization. For ratemaking purposes, the RSE mechanism in Alabama applies the return on equity to average regulatory common equity in the capital structure rather than rate base. 6 S p i r e | I n v e s t o r P r e s e n t a t i o n – D e c e m b e r 2 0 2 5

Earnings power driven by growth across jurisdictions 1 Utility rate base and total capitalization (Billions) FY26E FY30E $2.2 $1.6 $1.7 $2.1 20% 19% 21% 20% $0.3, 4% $8.2B $0.4, 4% $10.7B Missouri $4.6 $6.0 Gulf / Mississippi 56% Alabama 56% Tennessee 2 • Long-term EPS growth target of 5-7% supported by: – Robust rate base growth: ~7% in Missouri and ~7.5% in Tennessee – Regulated equity growth: ~6% in Alabama and Gulf – Strategic investments: 5-year capital plan of $4.8B (FY26-FY30E) – Constructive capital recovery mechanisms 1 Reflects year-end estimates. Amounts shown for Spire Alabama and Spire Gulf reflect total regulatory capitalization. For ratemaking purposes, the RSE mechanism in 2 Alabama applies the return on equity to average regulatory common equity in the capital structure rather than rate base. Using FY27 guidance midpoint of $5.75 as a base. 7 S p i r e | I n v e s t o r P r e s e n t a t i o n – D e c e m b e r 2 0 2 5

Constructive regulatory jurisdictions Spire Alabama and Spire Gulf Spire Mississippi Spire Missouri Tennessee RRA ranking Above Average / 1 Above Average / 3 Average / 2 Above Average / 3 Rate stabilization and Rate stabilization Historical test year – ARM – Rate setting mechanism equalization (RSE) – adjustment (RSA) – future test year after historical, with annual 1 forward test year formula ratemaking July 2026 true-up mechanism Effective date of rates Dec. 2024 Jan. 2025 Oct. 2025 Oct. 2025 Alabama: 9.5% – 9.9% 2 Allowed ROE 9.54% – 11.54% Not specified 9.8% Gulf: 9.7% – 10.3% 2 Allowed equity ratio actual up to 55.5% 50.0% Not specified 47.89% Infrastructure System Infrastructure rider Replacement Surcharge Weather normalization✓ ✓✓✓ Purchased gas rider✓ ✓✓✓ Pension/OPEB, Other trackers Cost Control Measure property tax, EE 1 The passage of Senate Bill 4 in April 2025 will allow for future test year ratemaking for rate cases filed after July 2026. 2 Settled Spire Missouri 2024 rate case did not specify ROE or equity ratio. Staff’s direct testimony included a recommended mid-point ROE of 9.63% and 53.19% equity ratio. 8 S p i r e | I n v e s t o r P r e s e n t a t i o n – D e c e m b e r 2 0 2 5

Capital plan overview 10-year capex forecast $11.2B (Millions) 5-year 10-year FY26E FY27E FY28E FY29E FY30E FY26 - FY30E FY26 - FY35E Missouri $535 $555 $595 $630 $675 $2,990 $7,075 Alabama, Gulf and MS 170 175 180 185 190 900 1,950 1 Tennessee 90 175 185 200 215 865 2,175 2 Midstream 14 1 1 1 1 18 23 $809 $906 $961 $1,016 $1,079 $4,773 $11,223 Total 10-year capex breakdown (FY26-FY35E) Other 11% • Investing in infrastructure while balancing customer affordability Customer 19% Safety and • Expect to recover ~96% of investments via expansion $11.2B reliability 70% forward test year ratemaking, true-up or capital recovery mechanisms 1 2 Includes Tennessee capex beginning 2H FY26. Excludes storage capex after FY26. 9 S p i r e | I n v e s t o r P r e s e n t a t i o n – D e c e m b e r 2 0 2 5

Significant system investment 1 Miles by decade of installation 6,000 • ~32,800 miles of natural gas mains in 5,235 5,181 Alabama, Mississippi and Missouri 5,000 3,950 3,662 4,000 3,625 • Robust pipeline replacement program 3,430 3,369 3,000 – Improves safety and reliability 1,830 2,000 – Results in fewer leaks and reduced methane 1,137 926 emissions 1,000 427 • Replacement program factors include: 0 – Leak rates – Material type 1 – Location Pipe material – System optimization and reliability – Maintenance reduction Steel-coated (Un) • ~$1.4B invested in pipeline upgrades 1% 39% Steel-coated (Pr) since 2020 3% 1% 2% Steel-bare (Un) Steel-bare (Pr) Cast Iron 54% Plastic 1 2024 U.S. Department of Transportation report. 10 S p i r e | I n v e s t o r P r e s e n t a t i o n – D e c e m b e r 2 0 2 5

Gas Utility update

- Safely and reliably deliver natural gas
- Robust investment in infrastructure modernization driving benefits for customers, shareholders and communities
- Focus on cost management and customer affordability
- Regulatory and legislative matters
  - In Sept. 2025, MoPSC approved stipulation and agreement in Spire Missouri rate case
    - $210M annual revenue increase
    - Rates effective Oct. 24, 2025
  - In Nov. 2025, Spire Missouri filed for $30.3M in ISRS revenues
  - Spire Alabama and Spire Gulf rates approved and effective Dec. 2025
  - SB 4 signed into law in Missouri enabling future test year ratemaking beginning July 2026



11 Spire | Investor Presentation – December 2025

Spire Marketing overview

- Provides natural gas marketing services throughout North America
  - Relationship-driven business delivering ~1.22 Bcf/d (2025)
  - Firm transport capacity of ~1 Bcf/d
  - Majority of business is wholesale – serving producers, pipelines, power generators, utilities and others
  - Retail operations provide marketing services to large C&I customers
- Creates value by optimizing commodity, transportation and storage portfolio
- Strong risk management
- Consistent cash flow contributor



12 Spire | Investor Presentation – December 2025

Midstream – Pipeline

Spire STL Pipeline

- 65-mile pipeline providing safe, reliable, economical energy to Eastern Missouri
- Strong performance since start of commercial operation in Nov. 2019
  - Supports improved system reliability
  - Drives reduced methane emissions
- FERC certificate permanent

Spire MoGas / Omega Pipeline

- Acquired in January 2024 for $175M
  - MoGas is 263-mile gas pipeline system primarily in Missouri
  - Omega is connected distribution system servicing Fort Leonard Wood
  - Bolsters resiliency and expands Missouri footprint
- In Oct. 2025, FERC approved the merger of Spire STL Pipeline and Spire MoGas



Spire STL Pipeline
Wentzville
Illinois
St. Louis
Jefferson City
Spire MoGas Pipeline
Missouri
Owensville
Rolla
Fort Leonard Wood
Salem

13 Spire | Investor Presentation – December 2025

Midstream – Storage

Spire Storage West

- Facility in Wyoming with five interconnects serving Western U.S.
- 23 Bcf working gas capacity as of Sept. 30, 2025
- Expansion completed in July 2025

Spire Storage Salt Plains

- Facility in Northern Oklahoma with two interconnects serving Midwestern U.S.
- 11 Bcf working gas capacity as of Sept. 30, 2025
- Acquired in April 2023


Vancouver
Seattle
Portland
Spire Storage West
Salt Lake City
Denver
San Francisco
Las Vegas
Los Angeles
Phoenix
San Diego
Kansas City
Spire STL Pipeline
St. Louis
Spire Storage Salt Plains
Spire MoGas Pipeline
Dallas
Spire STL and MoGas
MountainWest Overthrust
Northwest Pipeline
Kern River Pipeline
MountainWest Pipeline
Ruby Pipeline
ONEOK Intrastate
Southern Star Central

14 Spire | Investor Presentation – December 2025

FY25 adjusted earnings


(Millions)
$247.4
$10.6
$22.8
$2.5
$(7.8)
$275.5
FY24
Gas Utility
Midstream
Gas Marketing
Other & elims
FY25

Overall adjusted earnings[1] higher +$28.1M due to:

- Gas Utility earnings (pre-tax) growth reflects: higher MO ISRS revenues (+$33.5M) and AL RSE (+5.0M); partially offset by AL usage net of weather mitigation (-$3.0M), higher run-rate O&M[2] (-$13.1M) and depreciation expense (-$14.0M)
- Higher Midstream growth driven by additional storage capacity, contract renewals at higher rates and asset optimization; acquisition of MoGas; partially offset by higher O&M (-$13.1M) and depreciation expense due to scale
- Gas Marketing results increased due to the business being well-positioned to create value, partially offset by higher storage and transportation fees
- Other reflects lower corporate expense offset by the absence of FY24 (-$6.3M) after-tax benefit of an interest rate hedge and higher interest expense due to higher short-term balances

[1] See adjusted earnings reconciliation to GAAP.
[2] See Key FY25 variances in Appendix for run-rate O&M reconciliation.

15 Spire | Investor Presentation – December 2025

Growth outlook

- Long-term EPS growth target of 5-7%[1] supported by
  - Robust rate base growth: ~7% in Missouri and ~7.5% in Tennessee
  - Regulated equity growth: ~6% in Alabama and Gulf
  - 10-year capex target of $11.2B (FY26-FY35E)
- FY26 adjusted EPS guidance of $5.25 to $5.45[2]
- FY27 adjusted EPS guidance of $5.65 to $5.85[3]
- Dividend growth supported by 5-7% adjusted earnings per share growth

Targeted adjusted EPS Growth



$5.25 – $5.45[2]
+7.5%[4]
$5.65 – $5.85[3]
Long-term +5-7%[1]
FY26E
FY27E

[1] Using FY27 guidance midpoint of $5.75 as a base. [2] Excludes the results of the pending acquisition of the Piedmont Natural Gas Tennessee business. [3] Reflects a full year of earnings contributions from the Piedmont Tennessee business and excludes earnings from Spire's natural gas storage facilities due to the expected sale of the assets. Both the acquisition and sale are subject to regulatory approvals. The acquisition is expected to close following standard regulatory reviews, while any sale of the storage assets also requires final authorization by Spire's Board of Directors. [4] Using $5.35 and $5.75 midpoints of FY26 and FY27 adjusted EPS guidance ranges, respectively.

16 Spire | Investor Presentation – December 2025

FY26 guidance by segment[1]

Key drivers compared to FY25

Gas Utility

- New rates:
  - Spire Missouri base rates effective in Oct. and ISRS
  - Spire Alabama and Gulf rates effective in Dec.
- O&M expense targeted below the rate of inflation
- Higher depreciation and interest expense

Gas Marketing

- Rebased reflecting current market conditions

Midstream

- Full year of storage operations:
  - Higher O&M, depreciation and interest expense reflecting scale
  - Decrease in expected optimization earnings
- Pipelines executing at run-rate

Corporate & other

- Lower interest expense primarily due to lower long-term rates

Adjusted earnings by business segment

(Millions)

	FY25 actual	FY26 target
Gas Utility	$231	$285 – $315
Gas Marketing	26	19 – 23
Midstream	56	42– 48
Corporate & other	(38)	(37) – (31)

Midstream FY26 adjusted earnings


~35%
~65%
Pipelines
Storage

[1] *Excludes the results of the pending acquisition of the Piedmont Tennessee business.*

17 Spire | Investor Presentation – December 2025

Base business financing plan Excludes Tennessee acquisition Debt maturities and expected issuances • Equity (Millions) – FY26E to FY28E: $0-$50M per year • Debt – Refinancing of maturities and funding of capital plan $700 $550 – $200M Spire Missouri First Mortgage $480 $100 1 Bonds issued Oct. 23 $45 $0 • Proceeds used for general corporate FY26E FY27E FY28E purposes Maturities Expected issuances • FFO/Debt target of 15-16% 1 Includes $150M 4.60% FMB due Sept. 15, 2030, and $50M 4.65% FMB due Jan. 15, 2031. 18 S p i r e | I n v e s t o r P r e s e n t a t i o n – D e c e m b e r 2 0 2 5

FY26 business priorities

Operational excellence

- Safely and reliably deliver natural gas
- Deploy and recover capital efficiently
- Focus on customer affordability, including cost management

Regulatory

- Achieve constructive regulatory outcomes
- Prepare to file future test year rate case in Missouri

Financial

- Deliver adjusted EPS of $5.25 to $5.45
- Maintain balance sheet strength

Acquisition of Tennessee business

- Successfully finance and close acquisition
- Conclude evaluation of storage asset sale
- Integrate business seamlessly



19 Spire | Investor Presentation – December 2025

Appendix 20 S p i r e | I n v e s t o r P r e s e n t a t i o n – D e c e m b e r 2 0 2 5

Forward-looking statements and use of non-GAAP measures This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Our forward-looking statements in this presentation speak only as of today, and we assume no duty to update them. Forward- looking statements are typically identified by words such as, but not limited to: “estimates,” “expects,” “anticipates,” “intends,” “targets,” “plans,” “forecasts,” and similar expressions. Although our forward-looking statements are based on reasonable assumptions, various uncertainties and risk factors may cause future performance or results to be different than those anticipated. More complete descriptions and listings of these uncertainties and risk factors can be found in our annual (Form 10-K) and quarterly (Form 10-Q) filings with the Securities and Exchange Commission. This presentation also includes “adjusted earnings,” “adjusted earnings per share,” and “contribution margin,” which are non- GAAP measures used internally by management when evaluating the Company’s performance and results of operations. Adjusted earnings exclude from net income, as applicable, the after-tax impacts of fair-value accounting and timing adjustments associated with energy-related transactions, the impacts of acquisition, divestiture, and restructuring activities and the largely non-cash impacts of impairments and other non-recurring or unusual items such as certain regulatory, legislative, or GAAP standard- setting actions. The fair value and timing adjustments, which primarily impact the Gas Marketing segment, include net unrealized gains and losses on energy-related derivatives resulting from the current changes in fair value of financial and physical transactions prior to their completion and settlement, lower of cost or market inventory adjustments, and realized gains and losses on economic hedges prior to the sale of the physical commodity. Management believes that excluding these items provides a useful representation of the economic impact of actual settled transactions and overall results of ongoing operations. Contribution margin is defined as operating revenues less natural gas costs and gross receipts tax expense, which are directly passed on to customers and collected through revenues. These internal non-GAAP operating metrics should not be considered as an alternative to, or more meaningful than, GAAP measures such as operating income, net income or earnings per share. Reconciliation of adjusted earnings to net income is contained in our SEC filings and in the Appendix to this presentation. Note: Years shown in this presentation are fiscal years ended September 30. Investor Relations contact: Megan L. McPhail Managing Director, Investor Relations 314-309-6563 | Megan.McPhail@SpireEnergy.com 21 S p i r e | I n v e s t o r P r e s e n t a t i o n – D e c e m b e r 2 0 2 5

Helpful tips 22 S p i r e | I n v e s t o r P r e s e n t a t i o n – D e c e m b e r 2 0 2 5

Growing our dividend Annualized dividend per share 1 $3.30 $3.14 $3.02 $2.88 $2.74 $2.60 $2.49 $2.37 $2.25 $2.10 $1.96 $1.84 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 • 2026 annualized dividend increased 5.1% to $3.30 per share • Supported by long-term 5-7% adjusted earnings per share growth • 2026 marks 23 consecutive years of increases; 81 years of continuous payment • Part of the S&P’s Dividend Aristocrats Index • Targeted dividend payout ratio 55-65% 1 Quarterly dividend of $0.825 per share payable January 5, 2026, annualized. 23 S p i r e | I n v e s t o r P r e s e n t a t i o n – D e c e m b e r 2 0 2 5

Debt maturities and credit ratings Long-term debt maturities Credit ratings (Millions) Spire Inc. Spire Spire $800 $735 Senior Short-Term Missouri Alabama Unsecured Debt Senior Secured Senior Unsecured $100 $700 2.88% Moody’s Baa2 P-2 A1 A2 $90 $600 5.32% $30 BBB A-2 A BBB+ S&P $480 $500 7.9% • Moody’s outlook “Stable” $275 $400 $350 2.84% • S&P outlook “Negative” 5.30% $300 $200 $150 $130 4.6% 3.13% $100 $45 3.4% $100 $90 $19 7.0% 3.93% 4.88% $0 FY26 FY27 FY28 FY29 FY30 Spire Inc. Spire Missouri Spire Alabama 24 S p i r e | I n v e s t o r P r e s e n t a t i o n – D e c e m b e r 2 0 2 5

Natural gas as the affordable choice

Electricity is 2x to 3x more expensive than natural gas in Spire's states

kWh equivalent



13.17¢
5.38¢
15.82¢
5.92¢
13.80¢
4.55¢
Missouri
Alabama
Mississippi
Electricity[1]
Natural gas[2]

[1] *US Energy Information Agency residential customer electric rates for the twelve-month average ending August 2025.*
[2] *Represents Spire's kWh equivalent current average residential customer rate.*

25 Spire | Investor Presentation – December 2025

1 Natural gas bills remain minimal portion of wallet 1.85% Missouri 1.48% 1.69% Alabama 1.35% 1.32% Mississippi 1.06% 2 3 Wallet Share Low Income Wallet Share Median Income 1 Reflects Spire’s average residential usage and current rates. 2 Low income is considered at or below 80% of the area median income, as determined by the U.S. Department of Housing and Urban Development. 3 Real median household income as determined by Federal Reserve Bank of St. Louis. 26 S p i r e | I n v e s t o r P r e s e n t a t i o n – D e c e m b e r 2 0 2 5

Regulatory construct






Alabama	Mississippi	Missouri	Tennessee
Alabama Public Service Commission	Mississippi Public Service Commission	Missouri Public Service Commission	Tennessee Public Utility Commission
Above Average / 1 RRA ranking	Above Average / 3 RRA ranking	Average / 2 RRA ranking	Above Average / 3 RRA Ranking
Three members elected to 4-year terms	Three members elected to 4-year terms	Five members appointed by Governor for 6-year terms	Seven members appointed by state officials for 6-year terms

Name	Term ends	Name	Term ends	Name	Term ends	Name	Term ends
Cynthia Lee Almond, President	2028	Nelson Carr	Jan. 2028	Kayla Hahn, Chair	Jan. 2030	David Jones, Chair	June 2030
Chris V. Beeker III	2026	Chris Brown	Jan. 2028	Maida Coleman	Aug. 2021	David Crowell	June 2026
Jeremy Oden	2026	De'Keither Stamps	Jan. 2028	Glen Kolkmeyer	Apr. 2027	Clay Good	June 2026
				John Mitchell	Apr. 2030	John Hie	June 2030
				Open seat[1]		Kenneth Hill	June 2026
						Herb Hilliard	June 2029
						Robin Morrison	June 2026

[1] *Commissioner Jason Holsman resigned effective March 3, 2025. His seat is currently open.*

27 Spire | Investor Presentation – December 2025

FY25 adjusted earnings Per diluted Millions common share Twelve months ended September 30, 2025 2024 2025 2024 Net Income [GAAP] $ 271.7 $ 250.9 $ 4.37 $ 4.19 Fair value and timing adjustments, pre-tax (10.4) (12.4) (0.17) (0.22) Acquisition and restructuring activities, pre-tax 15.2 7.6 0.26 0.14 Income tax effect of adjustments (1.0) 1.3 (0.02) 0.02 1 Adjusted Earnings [non-GAAP] $ 275.5 $ 247.4 $ 4.44 $ 4.13 By segment Variance Gas Utility $ 231.4 $ 22 0.8 $ 10 .6 Gas Marketing 25.9 23 .4 2.5 56.3 33.5 22 .8 Midstream (38.1) (30.3) (7.8) Other Average diluted shares outstanding 58.7 56.3 1 See adjusted earnings reconciliation to GAAP in Appendix. 28 S p i r e | I n v e s t o r P r e s e n t a t i o n – D e c e m b e r 2 0 2 5

Key FY25 variances (Millions) As reported Pension Earnings Net reclass adjustments variance Twelve months ended September 30, 2025 2024 Notes 1 Contribution Margin MO ISRS (+$33.5); AL RSE (+$5.0); usage net of weather Gas Utility $ 1,236.7 $ 1, 199.2 $ ― $ ― $ 37 .5 mitigation: MO (no variance), AL (-$3.0) Gas Marketing 63.5 62 .1 $ ― (2.0) 3.4 Well positioned to create value; offset in part by higher storage and transportation fees Increased storage capacity, new contracts at higher rates Midstream 152.5 99 .6 52.9 $ ― $ ― and asset optimization; addition of MoGas Other and eliminations 2.5 0.6 $ ― $ ― 1.9 $ 1,455.2 $ 1, 361.5 $ ― $ (2.0) $ 95 .7 Operation and Maintenance Excluding bad debt decrease of $3.4, run-rate O&M is $13.1 Gas Utility $ 467.1 $ 452.8 $ 9.6 $ (5.0) $ 9.7 higher due to higher employee costs and operating expenses $ ― $ ― Gas Marketing 19.4 18 .2 1.2 Midstream 45.3 34 .7 (0.2) (2.3) 13.1 Higher operational costs due to higher activity; addition of MoGas Other and eliminations 10.3 1.7 $ ― 9.5 (0.9) Lower corporate costs $ 542.1 $ 507.4 $ 9.4 $ 2.2 $ 23 .1 $ ― Depreciation and Amortization 298.2 278.4 $ ― $ 19 .8 Rate base growth 2 $ ― $ ― Taxes, Other than Income Taxes 206.7 215.6 (8.9) Lower GRT, partially offset by higher property tax Interest Expense, Net 204.1 201.1 $ ― 5.4 (2.4) Higher LT and ST debt balances, partially offset by lower LT and ST rates Lower benefit of gas carrying cost credits (-$9.4); settlement Other Income, Net 11.6 22 .4 9.4 $ ― (20.2) of an interest rate hedge of $8.2 (pre-tax) in FY24; lower returns on non-qualified benefit plans Higher earnings and earnings mix Income Tax Expense 59.7 58 .7 $ ― (2.3) 3.3 1 Contribution margin (non-GAAP) is operating revenues less gas costs and gross receipts taxes. See contribution margin reconciliation to GAAP in Appendix. 2 Excludes gross receipts taxes. 29 S p i r e | I n v e s t o r P r e s e n t a t i o n – D e c e m b e r 2 0 2 5

FY25 throughput, customer, weather and margin data

Twelve months ended September 30,	Spire Missouri 2025	Spire Missouri 2024	Spire Missouri Variance	Spire Alabama 2025	Spire Alabama 2024	Spire Alabama Variance
Throughput (BCF)						
Residential	**75.0**	69.0	9%	**17.1**	17.1	0%
Commercial & Industrial	**34.1**	31.5	8%	**9.6**	9.6	0%
Transportation	**47.9**	46.4	3%	**81.4**	77.0	6%
Total	**157.0**	**146.9**	**7%**	**108.1**	**103.7**	**4%**
Total Customers[1]	**1,213,375**	1,208,565	0%	**429,628**	430,282	0%
Heating degree days vs Normal[2]	**-8.7%**	-19.1%		**-4.2%**	-9.0%	
Heating degree days vs. prior year	**11.8%**			**2.9%**		
Margin (millions)						
Residential	**$ 273.6**	$ 252.0	$ 21.6	**$ 141.2**	$ 138.6	$ 2.6
Commercial & Industrial	**60.2**	55.5	4.7	**52.8**	50.9	1.9
Transportation	**21.5**	20.9	0.6	**107.3**	104.0	3.3
Weather Mitigation[3]	**24.2**	51.1	(26.9)	**7.4**	13.2	(5.8)
Subtotal: Volumetric Margin	**$ 379.5**	**$ 379.5**	**$ —**	**$ 308.7**	**$ 306.7**	**$ 2.0[4]**
Customer charges, ISRS, OSS, other	**412.3**	378.6	33.7	**54.2**	52.6	1.6
Total Contribution Margin	**$ 791.8**	**$ 758.1**	**$ 33.7**	**$ 362.9**	**$ 359.3**	**$ 3.6**

[1] *Average customers for 12 months ended September 30, 2025.*
[2] *Normal weather is based on heating degree days for past 30 years in each service territory. Spire Missouri reflects calendar degree days and Spire Alabama reflects billing degree days, which is consistent with contribution margin due to differences in tariffs.*
[3] *Weather mitigation in Missouri applied to residential customers in FY24 and FY25 (applies to small commercial customers beginning October 24, 2025).*
[4] *Includes -$3.0M for the net impact of weather mitigation and volumetric usage and +$5.0M RSE renewal.*

30 Spire | Investor Presentation – December 2025

FY25 adjusted earnings reconciliation to GAAP

(Millions, except per share amounts)		Gas Utility		Gas Marketing		Midstream		Other		Total		Per diluted common share[2]
Twelve months ended September 30, 2025												
Net Income (Loss) [GAAP]	$	231.4	$	33.7	$	56.3	$	(49.7)	$	271.7	$	4.37
Adjustments, pre-tax:												
Fair value and timing adjustments		—		(10.4)		—		—		(10.4)		(0.17)
Acquisition activities		—		—		—		15.2		15.2		0.26
Income tax effect of adjustments[1]		—		2.6		—		(3.6)		(1.0)		(0.02)
Adjusted Earnings (Loss) [non-GAAP]	$	231.4	$	25.9	$	56.3	$	(38.1)	$	275.5	$	4.44
Twelve months ended September 30, 2024												
Net Income (Loss) [GAAP]	$	217.0	$	32.7	$	31.7	$	(30.5)	$	250.9	$	4.19
Adjustments, pre-tax:												
Fair value and timing adjustments		—		(12.4)		—		—		(12.4)		(0.22)
Acquisition and restructuring activities		5.0		—		2.3		0.3		7.6		0.14
Income tax effect of adjustments[1]		(1.2)		3.1		(0.5)		(0.1)		1.3		0.02
Adjusted Earnings (Loss) [non-GAAP]	$	220.8	$	23.4	$	33.5	$	(30.3)	$	247.4	$	4.13

[1] Income taxes are calculated by applying federal, state, and local income tax rates applicable to ordinary income to the amounts of the pre-tax reconciling items.
[2] Adjusted earnings per share is calculated by replacing consolidated net income with consolidated adjusted earnings in the GAAP diluted EPS calculation.

31 Spire | Investor Presentation – December 2025

FY25 contribution margin reconciliation to GAAP Gas Gas (Millions) Utility Marketing Midstream Other Eliminations Consolidated Twelve months ended September 30, 2025 Operating Income (Loss) [GAAP] $ 406.2 $ 42.1 $ 83.8 $ (8.2) $ — $ 523.9 Operation and maintenance 467.1 19 .4 45.3 28 .3 (18.0) 542.1 Depreciation and amortization 27 7.6 1.0 19.2 0.4 — 298.2 Taxes, other than income taxes 201.3 1.2 4.2 0.1 (0.1) 206.7 Less: Gross receipts tax expense (115.5) (0.2) — — — (115.7) Contribution Margin [non-GAAP] 1,236.7 63.5 152.5 20.6 (18.1) 1,455.2 Natural gas costs 855.4 93 .5 3.0 — (46.4) 905.5 Gross receipts tax expense 11 5.5 0.2 — — — 115.7 Operating Revenues $ 2,207.6 $ 157.2 $ 155.5 $ 20.6 $ (64.5) $ 2,476.4 Twelve months ended September 30, 2024 Operating Income (Loss) [GAAP] $ 400.6 $ 41.2 $ 48.2 $ (1.7) $ — $ 488.3 Operation and maintenance 452.8 18 .2 34.7 18 .7 (17.0) 507.4 Depreciation and amortization 26 3.6 1.5 12 .8 0.5 — 27 8.4 Taxes, other than income taxes 210.2 1.4 3.9 0.1 — 215.6 Less: Gross receipts tax expense (128.0) (0.2) — — — (128.2) Contribution Margin [non-GAAP] 1,199.2 62.1 99.6 17.6 (17.0) 1,361.5 Natural gas costs 1,110.7 36 .9 1.1 — (45.4) 1,103.3 Gross receipts tax expense 12 8.0 0.2 — — — 12 8.2 Operating Revenues $ 2,437.9 $ 99.2 $ 100.7 $ 17.6 $ (62.4) $ 2,593.0 32 S p i r e | I n v e s t o r P r e s e n t a t i o n – D e c e m b e r 2 0 2 5